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                                                                   EXHIBIT 10.11

                             Cantor Fitzgerald, L.P.
                          Cantor Fitzgerald Securities
                             One World Trade Center
                            New York, New York 10048

                                                     June 2, 2000

eSpeed, Inc.
One World Trade Center
New York, New York 10048

Dear Sirs:

         Reference is made to (i) the Subscription Agreement, dated April 26, 2000, by and among eSpeed, Inc. (the "Company"), Cantor Fitzgerald, L.P. ("Cantor") and Dynegy, Inc., (ii) the Subscription Agreement, dated April 26, 2000, by and among the Company, Cantor and The Williams Companies, Inc., and
(iii) the Stock Purchase Agreement, dated April 26, 2000 (the "Stock Purchase Agreement"), by and between the Company and Cantor Fitzgerald Securities.

         In connection with Cantor's obligations under Section 12 of each of these Subscription Agreements, the undersigned hereby request that you instruct your transfer agent to convert an aggregate of 3,375,348 shares of Class B Common Stock held by Cantor Fitzgerald Securities into the same number of shares of Class A Common Stock. In addition, in connection with the transactions contemplated by the Stock Purchase Agreement, the undersigned hereby agree that the Initial Shares (as defined in the Stock Purchase Agreement) shall consist of 789,071 shares of Class A Common Stock and request that you instruct your transfer agent to convert, prior to the Share Purchase Closing (as defined in the Stock Purchase Agreement), 789,071 shares of Class B Common Stock held by Cantor Fitzgerald Securities into the same number of shares of Class A Common Stock (which shares shall then be sold at the Share Purchase Closing by Cantor Fitzgerald Securities to you as contemplated by the Stock Purchase Agreement).

         By execution of this letter agreement, Cantor Fitzgerald Securities and the Company are also agreeing that the Stock Purchase Agreement is hereby amended to provide that the Initial Shares shall be shares of Class A Common Stock rather than Class B Common Stock. Except as so amended, the Stock Purchase Agreement shall remain in full force and effect.



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         If you are in agreement with the foregoing, please so indicate in the space below provided for such purpose.



                                       CANTOR FITZGERALD, L.P.



                                       By: /s/ Howard W. Lutnick
                                           ----------------------
                                           Name: Howard W. Lutnick
                                           Title: Chairman


                                       CANTOR FITZGERALD SECURITIES



                                       By:  /s/ Howard W. Lutnick
                                           ----------------------
                                           Name: Howard W. Lutnick
                                           Title: President


AGREED:

ESPEED, INC.



By: /s/ Howard W. Lutnick
    -----------------------
    Name: Howard W. Lutnick
    Title: Chairman and Chief Executive Officer